Employee Benefit Plans	12 Months Ended
Dec. 31, 2014
Orbitz
Entity Information [Line Items]
Pension and Other Postretirement Benefits Disclosure [Text Block]
Employee Benefit Plans

We sponsor a defined contribution savings plan for employees in the United States that provides certain of our eligible employees an opportunity to accumulate funds for retirement. We also sponsor similar HotelClub and ebookers defined contribution savings plans. After employees have attained one year of service, we match the contributions of participating employees on the basis specified by the plans, up to a maximum of 3% of participant compensation. We recorded total expense related to these plans in the amount of $5.3 million for the year ended December 31, 2014.